UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 19, 2017

TCG BDC, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	No. 814-00995	No. 80-0789789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Madison Avenue, 40th Floor New York, New York	10022
(Address of Principal Executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 813-4900
Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 19, 2017, the Board of Directors (the “Board”) of TCG BDC, Inc., a Maryland corporation (the “Company”), on the recommendation of the Nominating and Governance Committee of the Board, appointed Leslie E. Bradford as an independent Class III director, effective immediately, to fill the vacancy on the Board following the death of William P. Hendry in September 2017. The initial term of Ms. Bradford, as a Class III director, will expire at the 2019 annual meeting of stockholders of the Company. Ms. Bradford has also been appointed to each of the Board’s Audit Committee, Nominating and Governance Committee and Compensation Committee.
The Board has determined that Ms. Bradford is independent within the meaning of the independence standards of the Securities and Exchange Commission (the “SEC”) and the listing rules of The NASDAQ Stock Market LLC (“Nasdaq”). As an independent director, Ms. Bradford will receive the same compensation as that provided to the Company’s other independent directors, as described in detail in the Company’s other filings with the SEC.
As previously reported, on October 2, 2017, the Company received notice from Nasdaq acknowledging that, as a result of Mr. Hendry’s death, the Company was not in compliance with Nasdaq’s independent director and audit committee requirements as set forth in Nasdaq’s Listing Rule 5605. As a result of Ms. Bradford’s appointment to the Board, a majority of the Board is now comprised of independent directors, and therefore the Company believes it has regained compliance with Nasdaq’s independent director requirements as set forth in Nasdaq’s Listing Rule 5605(b)(1) within the cure period provided by Nasdaq. In addition, as a result of Ms. Bradford’s appointment to the Audit Committee, there are now three independent directors serving on the Audit Committee, and therefore the Company believes it has regained compliance with Nasdaq’s audit committee requirements as set forth in Nasdaq’s Listing Rule 5605(c)(2) within the cure period provided by Nasdaq.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCG BDC, INC.
(Registrant)

By:	/s/ Orit Mizrachi
Name:	Orit Mizrachi
Title:	Chief Operating Officer
Date: October 23, 2017